UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2016

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 28, 2016, the Board of Directors (the “Board”) of 3D Systems Corporation (the “Company”) approved changes to the Company’s Amended and Restated By-Laws, effective immediately (as amended and restated, the “By-Laws”), to implement proxy access.

In response to a proposal received from a stockholder, we engaged in discussions regarding proxy access with a number of our largest stockholders. These conversations allowed us to gain valuable feedback as to the particular proxy access parameters that our stockholders consider appropriate. Based on that feedback and after considering various proxy access provisions adopted by other companies, the Board adopted a proxy access framework that it believes will provide meaningful access for stockholders while safeguarding the long-term interests of the Company and its stockholders and limiting the potential for abuse.

Section 2.13(d) of the By-Laws now permits a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s annual meeting proxy materials director candidates to occupy up to two or 20% of the Board seats (whichever is greater), provided that such stockholder or group of stockholders satisfies the requirements set forth in Section 2.13(d). Written notice of the nomination(s) must be submitted to the secretary of the Company no earlier than the 150th day and not later than the 120th day prior to the anniversary of the date that the Company mailed its proxy statement for the prior year’s annual meeting of stockholders. As a result, proxy access will first be available in connection with the Company’s 2018 annual meeting of stockholders.

The foregoing description of the amendment to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached as Exhibit 3.1 and is incorporated by reference in this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

3.1	Amended and Restated By-Laws of 3D Systems Corporation, effective December 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: December 28, 2016
/s/ ANDREW m. JOHNSON
(Signature)
Name: Andrew M. Johnson
Title: Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Amended and Restated By-Laws of 3D Systems Corporation, effective December 28, 2016